UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 777-2673

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2018, the Board of Directors (the “Board”) of CoreSite Realty Corporation (the “Company”) promoted Mark R. Jones to Chief Accounting Officer, and also designated Mr. Jones as the Company’s principal accounting officer for SEC reporting purposes.  Mr. Jones will continue to report to the Chief Financial Officer of the Company in this new role.

Mr. Jones, age 42, has served as our Vice President, Controller since May 2012.  As Vice President, Controller, Mr. Jones was responsible for, among other things, management of accounting and all related accounting information systems, tax, financial reporting, billing and accounts payable, as well as leading the Company’s recent implementation of a new enterprise resource planning (ERP) system.  Prior to joining the Company, from September 2008 to May 2012, Mr. Jones served in roles of increasing responsibility at Prologis, a publicly held real estate investment trust, including as Vice President, Finance, in which role he was responsible for technical accounting and SEC reporting, and as a Global Project Manager with responsibilities for managing a global business process and IT systems implementation.  Prior to joining Prologis, Mr. Jones worked in the audit and advisory practices of KPMG LLP in London, U.K. and Denver, Colorado for 12 years. Mr. Jones graduated with a B.A. in Geography from St. Hugh’s College, Oxford University and is a Chartered Accountant with the Institute of Chartered Accountants in England and Wales.

In his new role, Mr. Jones’ initial annual base salary will be $260,000, subject to annual adjustment by the Board, and he will continue to be eligible to participate in the Company’s annual bonus and equity programs.  Mr. Jones will continue to participate in the benefit programs generally provided to employees of the Company in same manner as in his prior role with the Company. Mr. Jones is also entitled to participate in the Company’s Senior Management Severance and Change in Control Program, which is more fully described in the “Potential Payments Upon Termination or Change in Control” section of the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2018	CORESITE REALTY CORPORATION

	By:	/s/ Jeffrey S. Finnin
Name: Jeffrey S. Finnin
Title: Chief Financial Officer

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